Exhibit 10.51

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL BECAUSE IT WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2

TO

LICENSE AGREEMENT

THIS AMENDMENT NO. 2 TO THE LICENSE AGREEMENT (the “Amendment No. 2”) is effective as of August 1, 2021, and is entered into by and between ABG-SI LLC (“Licensor”), on the one hand, and GSP Nutrition, Inc. (“Licensee”), on the other hand, concerning that certain License Agreement dated as of January 1, 2020 (the “Original Agreement”) and amended as of June 1, 2020 (“Amendment No. 1” and together with the Original Agreement, the “Agreement”).

In consideration of the mutual covenants and agreements hereinafter contained on the part of each of the parties hereto to be kept, observed and performed, and for such other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Defined Terms. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Agreement. For the avoidance of doubt, from and after the date hereof, references to the Agreement in both the Agreement and this Amendment No. 2 shall refer to the Agreement as modified by the terms of this Amendment No. 2.

2. Notice of Breach of Agreement. Licensor and Licensee hereby agree that on August 6, 2021, in conformity with the notice provisions of the License Agreement, Licensor sent written notice to Licensee (“Notice of Breach”) that Licensee was in breach of the License Agreement (“Breach”) for failure to pay to Licensor the aggregate sum of [***] United States Dollars and [***] United States Cents ($[***] USD), representing an aggregate portion of the Contract Year 2 (2021) GMR and CMF, in accordance with the dates set forth therein (the “Past-Due Balance”). Pursuant to the License Agreement, Licensee had five (5) business days to cure the Breach by paying the Past-Due Balance, in full, to Licensor, pursuant to the terms of the License Agreement and the Breach Notice.

3. Payments of GMR to Licensor.

(a) Licensor and Licensee hereby acknowledge and agree that, as of the date hereof, Licensee has not paid to Licensor the Past-Due Balance as and when required pursuant to the Notice of Breach. Notwithstanding the foregoing, (i) this Amendment No. 2 shall be deemed as Licensor’s and Licensee’s mutual agreement that Licensee’s payment of the Past-Due Balance to Licensor shall be made in accordance with Section 2(b) of this Amendment No. 2 below, and (ii) the remaining Contract Year 2 (2021) GMR and CMF owed by Licensee to Licensor under the Agreement (including the Past-Due Balance) is equal to an aggregate amount of [***] United States Dollars and [***] United States Cents ($[***] USD) (“CY2 Remaining GMR & CMF”).

(b) [***].

(c) [***].

(d) Licensor and Licensee hereby acknowledge and agree that beginning with Contract Year 3 (2023) and continuing throughout the remainder of the Term thereafter, Licensee shall pay the respective GMR to Licensor in accordance with Section 15(a)(ii)(B) of the Commercial Terms of the Agreement.

(e) [***].

4. Assignment. Notwithstanding anything contained in this Agreement to the contrary, Licensor and Licensee hereby acknowledge and agree that: (a) the Agreement is a personal services contract under which Licensor is relying on performance by Licensee, in which Licensor has placed its trust and confidence, (b) Licensee provides unique goods and services under this Agreement that are personal in nature to the Licensee, and (c) Licensor is relying on Licensee’s performance in particular under this Agreement and would be irreparably harmed by the assignment of this Agreement by Licensee without Licensor’s prior written consent. Licensor and Licensee further hereby acknowledge and agree that (i) this Agreement is subject to applicable law governing trademarks, including 15 U.S.C. § 1051 et seq. (the “Lanham Act”), (ii) under applicable law, this Agreement shall not be assignable by Licensee without Licensor’s prior written consent, and (iii) Licensor is relying on the restrictions on assignability under applicable law, including the Lanham Act, and under this Agreement, to allow Licensor to satisfy its duty to control the quality of goods sold under the Licensed Property. Licensor and Licensee further hereby acknowledge and agree that as a result of the foregoing, in the event that Licensee becomes a debtor in a bankruptcy case under 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), (x) this Agreement shall not be assignable by Licensee without Licensor’s consent, pursuant to section 365(c)(1) of the Bankruptcy Code, and (y) Licensor shall be permitted to exercise its right to terminate this Agreement, pursuant to section 365(e)(2) of the Bankruptcy Code.

5. Notices. From and after the date hereof, Section 15(c) of the Standard Terms of the Agreement shall be deleted in its entirety and replaced with the following:

“(c) Licensor’s Addresses for Notices. All Notices to Licensor shall be delivered to Licensor as follows:

(i)	If to Licensor for questions about submitting Approval requests:

c/o Authentic Brands Group, LLC

1411 Broadway, 21st Floor

New York, NY 10018

Attention: Approval Department

Email:

Facsimile Number:

(ii)	If to Licensor for questions about submitting Reports:

c/o Authentic Brands Group, LLC

1411 Broadway, 21st Floor

New York, NY 10018

Attention: Finance Department

Email:

Facsimile Number:

(iii)	If to Licensor for any other reason:

c/o Authentic Brands Group, LLC

1411 Broadway, 21st Floor

New York, NY 10018

Attention: Legal Department

Email:

Facsimile Number: “

6. Miscellaneous.

(a) Except as modified by this Amendment No. 2, all terms and conditions of the Agreement shall remain in full force and effect. For the avoidance of doubt, this Amendment No. 2 and the terms hereof constitute Confidential Information under the Agreement.

(b) This Amendment No. 2 may be signed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument. Facsimile, photographic and/or PDF copies of counterpart signature pages shall be deemed original counterpart pages for all purposes hereunder. Each of the parties agrees that an electronic signature evidencing a party’s execution of this Amendment No. 2 shall be effective as an original signature and may be used in lieu of the original for any purpose.

(c) This Amendment No. 2 and the legal relations among the parties hereto shall be governed by, and construed in accordance with, the state laws of the State of New York (including, without limitation, witt1 respect to full faith and credit accorded to the United States federal laws, e.g., the United States Lanham Act), notwithstanding any conflict of law provisions to the contrary.

(d) In the event one (1) or more of the provisions of this Amendment No. 2, should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment No. 2, and this Amendment No. 2, shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first set forth above.

AGREED AND ACCEPTED

“Licensor”		“Licensee”
ABG-SI LLC		GSP Nutrition, Inc.

By:	/s/ Jay Dubiner	By:	/s/ Stuart Benson
Print:	Jay Dubiner	Print:	Stuart Benson
Title:	General Counsel	Title:	CEO and Co-Chairman
Date:	8/14/2021 12:01 PM EDT	Date:	8/12/2021

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